Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Oaktree Specialty Lending Corporation (“Oaktree Specialty Lending”) (NASDAQ: OCSL) (rated Baa3 (Stable) by Moody’s / BBB- (Stable) by Fitch)* has asked RBC Capital Markets, Citigroup, Deutsche Bank and SMBC Nikko to arrange a series of fixed income investor update calls on Monday, May 10th. RBC Capital Markets will be coordinating logistics. An SEC registered transaction may follow subject to market conditions.

The company will be represented by:

Armen Panossian, Chief Executive Officer and Chief Investment Officer

Matt Pendo, President and Chief Operating Officer

Mel Carlisle, Chief Financial Officer and Treasurer

Call Slots on Monday, May 10th:

12:00pm ET

1:00pm ET

2:00pm ET

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Oaktree Specialty Lending before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Oaktree Specialty Lending and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. Any preliminary prospectus supplement and accompanying prospectus, when available, and this announcement are not offers to sell any securities of Oaktree Specialty Lending and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Oaktree Specialty Lending’s shelf registration statement is on file with and has been declared effective by the Securities and Exchange Commission. In the event that Oaktree Specialty Lending conducts an offering of securities in the future, you may obtain a copy of the prospectus supplement and accompanying prospectus for the offering by visiting EDGAR on the SEC website at www.sec.gov, or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-375-6829 or one of the underwriters participating in such transaction.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.